Fiscal 2013 Variable Compensation Plan Payout Scale for Named Executive Officers Exhibit 10.3

FY13 VCP 1st half and 2nd half


Bonus % Multiplier
1st Half
200%
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0%
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Pre-VCP EBITDA $M

Thresholds:

- Revenue $ [*]
- Pre-VCP EBITDA $ [*]

% Muliplier	Cumulative Bonus $	Cumulative EBITDA $	Increm. Bonus$	Increm. EBITDA$	Bonus Ratio
[*]	[*]	[*]	[*]	[*]	[*]


Bonus % Multiplier
2nd Half
200%
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[*]
0%
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[*]
[*]
[*]
Pre-VCP EBITDA $M

Thresholds:

- Revenue $ [*]
- Pre-VCP EBITDA $ [*]

% Muliplier	Cumulative Bonus $	Cumulative EBITDA $	Increm. Bonus$	Increm. EBITDA$	Bonus Ratio
[*]	[*]	[*]	[*]	[*]	[*]

[*] CERTAIN INFORMATION ON THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.